UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FUSION PHARMACEUTICALS INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Fusion Pharmaceuticals Inc. P.O. BOX 8016, CARY, NC 27512-9903 Fusion Pharmaceuticals Inc. Important Notice Regarding the Availability of Proxy Materials Shareholders Meeting to be held on June 14, 2023 For Shareholders of record as of April 18, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/FUSN You can also view the proxy materials as filed on SEDAR at www.sedar.com To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/FUSN Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 02, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/FUSN TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Fusion Pharmaceuticals Inc. Meeting Type: Annual Meeting of Shareholders Date: Wednesday, June 14, 2023 Time: 10:00 AM, Eastern Time Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/FUSN for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/FUSN SEE REVERSE FOR FULL AGENDA

Fusion Pharmaceuticals Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. To elect nine directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director's earlier death, resignation or removal. 1.01 Donald Bergstrom, M.D., Ph.D. 1.02 Pablo Cagnoni, M.D. 1.03 Johan Christenson, M.D., Ph.D. 1.04 Barbara Duncan 1.05 Steve Gannon 1.06 Chau Khuong 1.07 Philina Lee, Ph.D. 1.08 Heather Preston, M.D. 1.09 John Valliant, Ph.D. 2. To appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To transact any other business that may properly come before the Annual Meeting or any adjournment thereof. As permitted by Canadian securities regulators, Fusion Pharmaceuticals Inc. is providing you with notice and access to our 2023 proxy statement for the annual shareholders meeting as well as the 2022 annual financial statements and related management’s discussion and analysis (together, the “proxy materials”) electronically, instead of mailing out paper copies. This notice provides you with information on how to access and view the proxy materials online and/or request paper copies. Accompanying this notice is the form of proxy that you will need to vote. Shareholders with questions about notice and access can call toll-free at 888-464-5457. Business of the Meeting Proxy Statement Reference Financial Statements – receive the audited consolidated financial statements of Fusion Pharmaceuticals Inc. for the year ended December 31, 2022, together with the auditor’s report thereon N/A Election of directors – elect nine directors, each to serve until the next annual meeting of shareholders and until his or her respective successors is duly elected and qualified, or such director's earlier death, resignation, or removal See Proposal 1 Appointment of auditors – the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 See Proposal 2 Other Business – To transact any other business that may properly come before the Annual Meeting or any adjournment thereof N/A YOUR VOTE IS IMPROTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/FUSN Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-834-5856 MAIL Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided